UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o USA Risk Group (Bermuda) Ltd.

Windsor Place, 18 Queen Street, 2nd Floor

P.O. Box HM 1601,

Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 296-3973

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 17, 2008, AmerInst Insurance Group, Ltd. (“AmerInst”) mailed its Winter 2008 Advisor publication to its shareholders.

On September 17, 2007, AmerInst mailed a letter to its shareholders (“Letter to Shareholders”) that included:

•	AmerInst’s announcement of its 45th consecutive dividend with the dividend check enclosed,

•	An announcement of the expected amount and timing of the next dividend to shareholders,

•	A summary of certain data from its quarterly report on Form 10-Q for the quarter ended June 30, 2007, and

•	A discussion of AmerInst’s performance relative to that of other reinsurance companies.

This Form 8-K, and the Advisor and the Letter to Shareholders, attached hereto as Exhibits 99.1 and 99.2 respectively, are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Certain statements in this Current Report on Form 8-K, the attached Advisor and the Letter to Shareholders, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), including but not limited to the potential future benefits of investing in AmerInst stock, the ability of AmerInst to strengthen communications with its shareholders, AmerInst’s continuing ability to provide stability in the insurance market and the amount and timing of the next shareholder dividend. Additionally, words such as “seek,” “intend,” “believe,” “plan,” “estimate,” “expect,” “anticipate” and other similar expressions are forward-looking statements within the meaning of the Act. Some or all of the events or results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include increased competitive pressures and higher than expected losses, the lack of time by key members of management to implement a communications program, the occurrence of catastrophic events with a frequency or severity exceeding AmerInst’s expectations and changes in the legal or regulatory environment in which AmerInst operates. Further information about AmerInst’s risk factors is contained in its filings with the Securities and Exchange Commission, including the annual report on Form 10-K for the year ended December 31, 2006 and subsequent quarterly reports on Form 10-Q. AmerInst does not undertake any duty nor does it intend to update the results of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Winter 2008 Advisor

99.2	Letter to Shareholders dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Insert company name

By:	/s/ Irvin F. Diamond
Irvin F. Diamond
Chairman of the Board

Date: January 17, 2008